UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2017

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7910 Main Street, 2nd Floor, Houma LA	70360
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(985) 876-5400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.
On June 22, 2017, SEACOR Marine Holdings Inc. issued a press release announcing a “stalking horse bid” to form a joint venture with Montco Offshore, Inc., a copy of which was filed as Exhibit 99.1 to a Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 23, 2017. The press release referred to Montco Offshore, Inc.’s filing of a motion with the United States Bankruptcy Court for the Southern District of Texas, Houston Division, described therein (the “Motion”), on June 22, 2017. The Motion was in fact filed on June 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

By:	/s/ MATTHEW CENAC
Name:	Matthew Cenac
Title:	Executive Vice President and
Chief Financial Officer

Dated: June 23, 2017